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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                           ---------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 6, 2000


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                                    AMFM INC.
             (Exact name of Registrant as specified in its charter)



           DELAWARE                                            75-2247099
       (State or other                  001-15145           (I.R.S. Employer
jurisdiction of incorporation)  (Commission File Number)  Identification Number)

1845 WOODALL RODGERS FREEWAY
         SUITE 1300
        DALLAS, TEXAS
     (Address of principal                                        75201
      executive offices)                                        (Zip code)


       Registrant's telephone number, including area code: (214) 922-8700

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         In a press release dated January 11, 2000, a copy of which is incorporated herein as Exhibit 99.1, AMFM Operating Inc., an indirect subsidiary of AMFM Inc., announced the completion of its change of control offer to purchase for cash all of its outstanding 125/8% Senior Subordinated Exchange Debentures due 2006.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS.

         99.1    --        Press release, dated January 11, 2000. (1)

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(1)      Incorporated by reference to the identically numbered exhibit on the
         Form 8-K of AMFM Operating, Inc. filed January 11, 2000.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    AMFM Inc.
                                    (Registrant)



                                    By:  /s/ W. Schuyler Hansen
                                         ---------------------------------------
                                    Name:    W. Schuyler Hansen
                                    Title:   Senior Vice President and Chief
                                              Accounting Officer


Date:    January 11, 2000